Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

GXO Announces Offer to Acquire Wincanton

Expands GXO’s presence in key strategic growth verticals in the UK, providing a springboard to offer industrial and aerospace services across Europe

Approximately £45m of full annual net run-rate synergies identified

Expected to be immediately accretive to EPS, excluding synergies, and on a pro-forma basis double digit enhancing including full run-rate cost synergies

Provides Wincanton shareholders superior value to the CEVA Logistics final offer

GREENWICH, Conn., Feb. 29, 2024 – GXO Logistics, Inc. (NYSE: GXO) (GXO), the world’s largest pure-play contract logistics provider, today announced that it has made a cash offer to acquire Wincanton plc (Wincanton) under Part 28 of the U.K. Companies Act 2006 (the Acquisition). Under the terms of the offer, each Wincanton shareholder will be entitled to receive 605 pence in cash for each Wincanton share held.

GXO has received irrevocable undertakings to accept (or to procure the acceptance of) the offer in respect of, in aggregate, 42,395,691 Wincanton shares and representing approximately 34.0% of the issued share capital of Wincanton as at 29 February 2024. The irrevocable undertakings will cease to be binding in certain situations, including where a third party announces a competing offer where the value of the consideration is more than 695 pence per Wincanton share.

The announcement has been issued by GXO through the UK’s Regulatory News Service (RNS) under Rule 2.7 of the UK Takeover Code. The Acquisition remains subject to satisfaction of the conditions set out in the announcement, including regulatory clearances. For the full announcement, a copy of this press release and further information, please visit the dedicated transaction microsite at https://gxo.com/information-regarding-cash-offer-for-wincantonplc.

Malcolm Wilson, Chief Executive Officer of GXO, said: ”Wincanton is a world class business, and we have long been impressed by their high-quality people and diverse customer relationships across key industries. The combination of GXO’s technological capabilities and global reach with Wincanton’s proven expertise in the UK and Ireland markets will enhance our offering for the benefit of both companies’ current and future customers. Our superior offer reflects our conviction in the value of this business and the opportunities the combined company will realize.”

“GXO has a long heritage in the UK and a demonstrated track record of seamlessly integrating businesses in this market. We’re proud that our operations support the growth of UK companies, create high value jobs, and enhance the communities where we operate. As a focused pure play logistics leader, we are committed to investing in superior, differentiated logistics solutions, and we are confident that this combination will generate significant value for our shareholders, customers, and employees alike.”

Strategic Rationale

The GXO Board believes the combination with Wincanton would advance GXO’s position as a global pure-play contract logistics leader and create significant value for all stakeholders in several respects:

Expands GXO’s presence in key strategic growth verticals

•	The combination will expand GXO’s offering and customer base in a number of growth verticals in the UK, providing GXO with a springboard to offer industrial services across Europe.

•	GXO has a market-leading service platform for aerospace and defence in the U.S., and the combined company will enhance service for UK customers in that vertical by leveraging GXO’s capabilities and expertise.

Materially enhances service offering for UK and Ireland customers across a broader range of sectors and geographies

•	This complementary combination will allow new and existing customers to benefit from a broader range of services and capabilities and an expanded global platform.

•	Wincanton customers will have the opportunity to seamlessly globalize their supply chain operations across the 27 countries where GXO operates.

Improves operations for UK and Ireland customers through advanced technology

•	GXO prides itself on its technology and automation, and this combination will allow Wincanton customers to enhance the efficiency and resilience of their fulfilment operations through advanced tech deployment.

Financial Rationale

The transaction is expected to create significant value for shareholders:

Provide additional growth opportunities

•	The complementary service offerings, customer portfolios and footprints will provide additional growth opportunities.

Highly synergistic

•	The complementary infrastructure and offerings will enable GXO to manage the combined company more efficiently, resulting in greater productivity and lower costs for the benefit of customers.

•	The GXO board expects the combination will lead to full annual net run-rate synergies of £45m (pre-tax), based on procurement, and other operational overlap that can be realised by the end of the third year of integration; and

•	As a result, the GXO Board expects the Acquisition to be immediately accretive to earnings per share, excluding synergies, with double-digit accretion expected on a pro forma basis following the realization of synergies.

Transaction Terms

The Acquisition provides Wincanton shareholders with a superior value to the CEVA Logistics final offer. The Acquisition represents a premium of approximately:

•	26% to the increased and final offer price per Wincanton share of 480 pence from CEVA Logistics UK Rose Limited, a wholly-owned subsidiary of CEVA Logistics S.A., itself a subsidiary of CMA CGM S.A. (CEVA Logistics) which was announced on 26 February 2024;

•	104% to the closing price per Wincanton share of 297 pence on 18 January 2024, being the last business day before the commencement of the offer period being the day before the initial CEVA Logistics offer was announced.

About GXO Logistics

GXO Logistics, Inc. (NYSE: GXO) is the world’s largest pure-play contract logistics provider and is benefiting from the rapid growth of ecommerce, automation and outsourcing. GXO is committed to providing a diverse, world-class workplace for more than 130,000 team members across more than 970 facilities totaling approximately 200 million square feet. The company partners with the world’s leading blue-chip companies to solve complex logistics challenges with technologically advanced supply chain and ecommerce solutions, at scale and with speed. GXO corporate headquarters is in Greenwich, Connecticut, USA. Visit GXO.com for more information and connect with GXO on LinkedIn, X, Facebook, Instagram and YouTube.

Advisers

Freshfields Bruckhaus Deringer LLP is acting as legal adviser to GXO, and Wachtell Lipton Rosen & Katz is acting as legal adviser to GXO in connection with debt finance aspects of the transaction.

N.M Rothschild & Sons Limited is acting as lead financial adviser to GXO, and Merrill Lynch International is acting as joint financial adviser and corporate broker to GXO.

Important notices

N.M. Rothschild & Sons Limited, which is authorised and regulated by the Financial Conduct Authority in the United Kingdom, is acting exclusively for GXO and for no-one else in connection with this press release and will not be responsible to anyone other than GXO for providing the protections afforded to its clients or for providing advice in connection with the Acquisition or the subject matter of this press release.

Merrill Lynch International, a subsidiary of Bank of America Corporation, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for GXO and for no one else in connection with the matters set out in this press release and will not be responsible to anyone other than GXO for providing the protections afforded to its clients or for providing advice in relation to the subject matter of this press release or any other matters referred to in this press release.

Further information

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer to sell or an invitation to purchase any securities or the solicitation of an offer to buy, or otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any purchase, sale, issuance, transfer or exchange of securities of Wincanton or such solicitation in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of the offer document and (in respect of Wincanton shares held in certificated form) the acceptance forms accompanying the offer document (or, if the Acquisition is effected by way of a scheme of arrangement, the scheme document and its related documentation) which will, together, contain the full terms and conditions of the Acquisition including details of how it may be accepted.

GXO urges Wincanton shareholders to read the offer document when it becomes available because it will contain important information relating to the Acquisition. Any decision or other response in relation to the Acquisition should be based on the information contained in the offer document (or, if the Acquisition is implemented by way of a scheme, the scheme document).

Each Wincanton shareholder is advised to consult their independent professional adviser regarding the tax consequences to them (or to their beneficial owners) of the Acquisition.

This press release does not constitute a prospectus, prospectus equivalent document or exempted document.

If you are in any doubt about the contents of this press release or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under the UK Financial Services and Markets Act 2000 if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

Forward looking statements

This press release (including information incorporated by reference in this press release), oral statements made regarding the Acquisition, and other information published by GXO contain statements which are, or may be deemed to be, “forward-looking statements”, including for the purposes of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of GXO about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this press release include statements relating to the expected effects of the Acquisition on GXO and Wincanton, the expected timing and scope of the Acquisition and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although GXO believes that the expectations reflected in such forward-looking statements are reasonable, GXO can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the satisfaction of the Conditions and the risks discussed in GXO’s filings with the SEC, as well as additional factors, such as: economic conditions generally; supply chain challenges, including labour shortages; competition and pricing pressures; GXO and/or Wincanton’s ability to align GXO and/or Wincanton’s investments in capital assets, including equipment, service centres and warehouses, to their respective customers’ demands; GXO and/or Wincanton’s ability to successfully integrate and realise anticipated benefits, synergies, cost savings and profit improvement opportunities with respect to acquired companies, including the Acquisition; acquisitions may be unsuccessful or result in other risks or developments that adversely affect GXO and/or Wincanton’s financial condition and results; GXO and/or Wincanton’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; GXO and/or Wincanton’s ability to raise debt and equity capital; litigation; labour matters, including GXO and/or Wincanton’s ability to manage its subcontractors, and risks associated with labour disputes at GXO and/or Wincanton’s customers and efforts by labour organizations to organize its employees; risks associated with defined benefit plans for GXO and/or Wincanton’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fluctuations in customer confidence and spending; issues related to GXO and/or Wincanton’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; natural disasters, terrorist attacks or similar incidents; a material disruption of GXO and/or Wincanton’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; and the inability to implement technology initiatives or business systems successfully. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. Neither GXO nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations (including under the UK Listing Rules and the Disclosure and Transparency Rules of the FCA), GXO is not under any obligation, and GXO expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No profit forecasts, profit estimates or quantified benefits statements

Except where expressly described as such, no statement in this press release is intended as a profit forecast, profit estimate or quantified benefits statement for any period and no statement in this press release should be interpreted to mean that earnings or earnings per share for GXO or Wincanton for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share for GXO or Wincanton or to mean that the enlarged group’s earnings in the first 12 months following the offer, or in any subsequent period, would necessarily match or be greater than those of GXO or Wincanton for the relevant preceding financial period or any other period.

Rounding

Certain figures included in this press release have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Investor Contact

Chris Jordan

+1 (203) 536 8493

chris.jordan@gxo.com

Media Contact

Matthew Schmidt

+1 (203) 307-2809

matt.schmidt@gxo.com